                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of Owosso Corporation (the "Company") on Form 10-K for the period ending October 27, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, George
B. Lemmon, Jr., President and Chief Executive Officer (principal executive officer and principal financial officer) of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         January 23, 2003

                                   /s/ George B. Lemmon, Jr.
                                   -------------------------------------------
                                   George B. Lemmon, Jr.
                                   President and Chief Executive Officer
                                   (principal executive officer and principal
                                   financial officer)